OTHER FINANCIAL ITEMS	12 Months Ended
Dec. 31, 2015
Other Income and Expenses [Abstract]
OTHER FINANCIAL ITEMS
OTHER FINANCIAL ITEMS

Other financial items comprise the following items:

	Year ended December 31
(in thousands of $)	2015	2014	2013
Net increase/(decrease) in fair value of non-designated derivatives	(13,051)	(7,636)	7,726
Net cash payments on non-designated derivatives	(6,453)	(7,196)	(2,653)
Net increase/(decrease) in fair value of designated derivatives (ineffective portion)	(227)	(63)	224
Other items	(1,558)	(1,337)	(3,294)
Total other financial items	(21,289)	(16,232)	2,003

The net movement in the fair values of non-designated derivatives and net cash payments thereon relate to non-designated, terminated or de-designated interest rate swaps and cross currency interest rate swaps. The net movement in the fair values of designated derivatives relates to the ineffective portion of interest rate swaps and cross currency interest rate swaps that have been designated as cash flow hedges. Changes in the fair values of the effective portion of interest rate swaps that are designated as cash flow hedges are reported under "Other comprehensive income". The above net increase/ (decrease) in valuation of non-designated derivatives in the year ended December 31, 2015, includes $(1.3) million (2014: $(4.5) million; 2013: $2.1 million) reclassified from "Other comprehensive income", as a result of certain interest rate swaps relating to loan facilities no longer being designated as cash flow hedges.

Other items in the year ended December 31, 2015, include a net gain of $53,000 arising from foreign currency translation (2014: $109,000; 2013: $507,000). Other items also include bank charges and fees relating to loan facilities.